UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2021

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 12, 2021, the Company posted the following notice on its press center website (https://presscenter.rclcorporate.com/):

“Royal Caribbean Group (NYSE: RCL) continues to focus on the healthy and safe return to cruising for guests, crew and the communities we visit. As we work closely with the U.S. Centers for Disease Control and Prevention and government authorities around the world toward this shared goal, we are extending the suspension of certain sailings for our cruise lines.

The following schedule reflects adjustments to our upcoming 2021 itineraries.

•	Royal Caribbean International:
○	Suspending sailings through April 30, including Spectrum of the Seas from Feb. 16 through Feb. 28
○	Excluding Quantum of the Seas
•	Celebrity Cruises:
○	Suspending sailings through April 30, including the May 1 transatlantic cruise on Celebrity Apex
○	May through Oct. 2021 Europe and transatlantic cruises on Celebrity Edge and Celebrity Constellation will also be suspended
•	Silversea Cruises:
○	Suspending through April 1
•	Azamara:
○	Suspending sailings through April 30

Royal Caribbean International’s Quantum of the Seas resumed sailing in Singapore last month with the local government’s CruiseSafe Certification. The certification confirms the three- and four-night Ocean Getaways meet the comprehensive health and safety requirements developed by the Singapore government.

Royal Caribbean Group continues to work with our Healthy Sail Panel of globally recognized scientific and medical experts to come back stronger, and we look forward to welcoming our guests back on board.

We are reaching out to our guests and travel partners to share further details and address any questions or concerns they may have. For more information, visit the cruise lines’ websites:

Azamara: www.azamara.com, Celebrity Cruises: www.celebritycruises.com, Royal Caribbean www.royalcaribbean.com and Silversea: www.silversea.com.

About Royal Caribbean Group

Royal Caribbean Cruises Ltd., doing business as Royal Caribbean Group (NYSE: RCL), is a cruise vacation company that owns four global brands: Royal Caribbean International, Celebrity Cruises, Silversea and Azamara. Royal Caribbean Group is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, our brands operate 61 ships with an additional 15 on order as of December 21, 2020. Learn more at www.royalcaribbeangroup.com or www.rclinvestor.com.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: January 13, 2021	By:	/s/ Bradley H. Stein
	Name:	Bradley H. Stein
Senior Vice President, General Counsel & Secretary